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                   MERRILL LYNCH ASSET BUILDER PROGRAM, INC.

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    SUPPLEMENT DATED DECEMBER 19, 1995 TO PROSPECTUS DATED DECEMBER 19, 1995

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                          FOR USE IN THE STATE OF OHIO

  Under the Program's current investment restrictions, a Portfolio may not invest more than an aggregate of 15% of its total assets in securities of issuers which together with any predecessors have a record of less than three years of continuous operation or securities of issuers which are restricted as to disposition. Within that limitation, restricted securities, other than securities purchased in accordance with Rule 144A under the Securities Act of 1933, as amended (a "Rule 144A security") and determined to be liquid under guidelines established by the Program's Board of Directors, will be limited to 10% of a Portfolio's total assets.

  The State of Ohio does not, however, recognize Rule 144A securities as securities that are free of restrictions as to resale. In accordance with Ohio law, therefore, a Portfolio will not invest more than 50% of its total assets in securities of unseasoned issuers or in restricted securities.

Code # 18471-1295OH